UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K filed on August 18, 2010, Grubb & Ellis Equity Advisors, LLC, or Grubb & Ellis Equity Advisors, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, or our advisor, executed an assignment and assumption of the agreement for purchase and sale of real property, as amended, or the Purchase Agreement, on August 12, 2010 to assign its rights, title and interest as the buyer in the Purchase Agreement, to G&E HC REIT II Monument LTACH Portfolio, LLC, our wholly owned subsidiary, for the acquisition of four real properties, or the Monument LTACH Portfolio, from White Oaks Real Estate Investments of Cape Girardeau, LLC, White Oaks Real Estate Investments of Joplin, LLC, White Oaks Real Estate Investments of Columbia, LLC and White Oaks Real Estate Investments of Georgia, LLC, all of which are unaffiliated third parties and are collectively referred to as the Seller.

On January 31, 2011, G&E HC REIT II Monument LTACH Portfolio, LLC executed an assignment and assumption of the Purchase Agreement, or the Columbia Assignment, to assign its rights, title and interest as the buyer of Columbia Long-Term Acute Care Hospital located in Columbia, Missouri, or the Columbia property, the fourth and final property of the four properties comprising the Monument LTACH Portfolio, in the Purchase Agreement to G&E HC REIT II Columbia LTACH, LLC, a wholly owned subsidiary of G&E HC REIT II Monument LTACH Portfolio, LLC. On the same date, we, through G&E HC REIT II Columbia LTACH, LLC, acquired the Columbia property from the Seller for a contract purchase price of $12,209,000, plus closing costs.

We financed the purchase price of the Columbia property using $11,000,000 in borrowings under our Bank of America Line of Credit, as defined in Item 2.03 below, and proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $336,000, or 2.75% of the contract purchase price, to Grubb & Ellis Equity Advisors.

The material terms of the Purchase Agreement, amendments to the Purchase Agreement, and assignment and assumption of the Purchase Agreement to G&E HC REIT II Monument LTACH Portfolio, LLC are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.4 to our Current Report on Form 8-K previously filed on August 18, 2010 and incorporated herein by reference.

The material terms of the Columbia Assignment are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed on July 23, 2010, we entered into a $25,000,000 secured revolving line of credit with Bank of America, N.A., or the Bank of America Line of Credit, on July 19, 2010, whereby we initially secured the Bank of America Line of Credit with two of our properties, Lacombe Medical Office Building located in Lacombe, Louisiana and Parkway Medical Center, located in Beachwood, Ohio. Furthermore, as previously reported in our Current Reports on Form 8-K filed on September 20, 2010 and November 19, 2010, we secured the Bank of America Line of Credit with two additional properties, St. Vincent Medical Office Building located in Cleveland, Ohio and Livingston Medical Arts Pavilion located in Livingston, Texas, on September 15, 2010 and one additional property, Sylva Medical Office Building located in Sylva, North Carolina on November 15, 2010, respectively.

On January 28, 2011, we, through G&E HC REIT II Ennis MOB, LLC, our wholly owned subsidiary, further secured the Bank of America Line of Credit by executing a deed of trust, assignment of leases and rents, security agreement, fixture filing and financing statement on Ennis Medical Office Building located in Ennis, Texas, or the Ennis MOB property, for the benefit of Bank of America, N.A. As previously disclosed in our Current Report on Form 8-K filed on January 4, 2011, we acquired the Ennis MOB property on December 22, 2010. We also entered into a collateral assignment of management contract, a joinder agreement to the original promissory note, and a joinder agreement to the original credit agreement and other loan documents, including the environmental indemnity agreement and pledge agreement, in connection with further securing the Bank of America Line of Credit. As a result, the Ennis MOB property has been added to the collateral pool of properties securing the Bank of America Line of Credit, which are collectively referred to as the borrowing base properties. In the event of default, Bank of America, N.A. has the right to terminate its obligations under the Bank of America Line of Credit loan documents, including the funding of future loans and to accelerate the payment on any unpaid principal amount of all outstanding loans and interest thereon and may seek foreclosure on the borrowing base properties or any other properties that are added to the collateral pool.

As a result of adding the Ennis MOB property as an additional borrowing base property to the collateral pool securing the Bank of America Line of Credit, our borrowing capacity under the Bank of America Line of Credit increased from $22,600,000 to $25,000,000.

The material terms of the deed of trust, assignment of leases and rents, security agreement, fixture filing and financing statement, the collateral assignments of management contracts, the joinder to promissory note and the joinder to credit agreement and other loan documents are qualified in their entirety by the agreements attached hereto as Exhibits 10.2 through 10.5, respectively, to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On February 3, 2011 we issued a press release announcing the acquisition of the Columbia property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

On October 28, 2010, we filed a Current Report on Form 8-K/A, Amendment No.1, to report the financial statements of Landmark Holdings of Missouri, LLC, or Landmark, the guarantor of the leased properties of the Monument LTACH portfolio, to satisfy the reporting requirements of Item 9.01(a) pursuant to the guidance provided by the United States Securities and Exchange Commission and our belief that the financial condition and results of operations of Landmark are more relevant to investors than the financial statements of the individual properties and enable investors to evaluate the credit-worthiness of the guarantor of the lease.

(b) Pro Forma Financial Information.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(d) Exhibits.

10.1 Assignment and Assumption of Purchase Agreement by and between G&E HC REIT II Monument LTACH Portfolio, LLC and G&E HC REIT II Columbia LTACH, LLC, dated January 31, 2011

10.2 Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by G&E HC REIT II Ennis MOB, LLC in favor of Bank of America, N.A., dated January 28, 2011

10.3 Collateral Assignment of Management Contract by and between G&E HC REIT II Ennis MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., The Cirrus Group, LLC and Bank of America, N.A., dated January 28, 2011

10.4 Joinder to Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC G&E HC REIT II Ennis MOB, LLC and Bank of America, N.A., dated January 28, 2011

10.5 Joinder to Credit Agreement and Other Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC G&E HC REIT II Ennis MOB, LLC and Bank of America, N.A., dated January 28, 2011

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated February 3, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

February 3, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Assignment and Assumption of Purchase Agreement by and between G&E HC REIT II Monument LTACH Portfolio, LLC and G&E HC REIT II Columbia LTACH, LLC, dated January 31, 2011
10.2	Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by G&E HC REIT II Ennis MOB, LLC in favor of Bank of America, N.A., dated January 28, 2011
10.3	Collateral Assignment of Management Contract by and between G&E HC REIT II Ennis MOB, LLC, Grubb & Ellis Equity Advisors, Property Management, Inc., The Cirrus Group, LLC and Bank of America, N.A., dated January 28, 2011
10.4	Joinder to Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC G&E HC REIT II Ennis MOB, LLC and Bank of America, N.A., dated January 28, 2011
10.5	Joinder to Credit Agreement and Other Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Sylva MOB, LLC G&E HC REIT II Ennis MOB, LLC and Bank of America, N.A., dated January 28, 2011
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated February 3, 2011